UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2007

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NATIONAL HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street, Suite 1400
Murfreesboro, Tennessee 37130
(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K/A amends and restates Item 9.01 of the current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 2, 2007 (the “Original Filing”), solely for the purpose of revising the financial statements required pursuant to Item 9(a) of Form 8-K in connection with matters reported in Item 2.01 of the Original Filing.  This amendment does not modify or amend the other disclosures or Items in the Original Filing and this Form 8-K/A does not reflect events occurring after the date of the Original Filing or modify, amend or update disclosures affected by subsequent events.

Item 9.01.                      Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Audited historical financial statements of National Health Realty, Inc. (“NHR”) for the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006 and the unaudited historical financial statements of NHR for the six months ended June 30, 2007 and 2006 were previously incorporated by reference into the Registration Statement on Form S-4/A dated September 14, 2007, filed with the SEC.

(b)           Pro Forma Financial Information.

Pro forma financial statements for NHC were previously reported in the Registration Statement on Form S-4/A dated September 14, 2007, filed with the SEC.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.1
Credit Agreement, dated October 30, 2007, between National HealthCare Corporation and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 of National HealthCare Corporation’s current report on Form 8-K filed on November 2, 2007)

99.1	Press Release dated November 1, 2007 (incorporated by reference to Exhibit 99.1 of National HealthCare Corporation’s current report on Form 8-K filed on November 2, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      November 8, 2007

NATIONAL HEALTHCARE CORPORATION
By: /s/ Robert G. Adams Name: Robert G. Adams Title: President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
Credit Agreement, dated October 30, 2007, between National HealthCare Corporation and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 of National HealthCare Corporation’s current report on Form 8-K filed on November 2, 2007)

99.1	Press Release dated November 1, 2007 (incorporated by reference to Exhibit 99.1 of National HealthCare Corporation’s current report on Form 8-K filed on November 2, 2007)